UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

NiSource Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	New York Stock Exchange

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2019, at the annual meeting of stockholders (the “Annual Meeting”) of NiSource Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 400 million to 600 million and a corresponding increase to the number of authorized shares of all classes of capital stock from 420 million to 620 million.

Also at the Annual Meeting, the Company’s stockholders approved an amendment to the Certificate of Incorporation to delete the provision specifying that directors are removable only with cause. Previously, the Certificate of Incorporation provided that, subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, directors may be removed from office only for cause and only by the affirmative vote of a majority of the combined voting power of the Company’s then-outstanding shares of stock entitled to vote generally, voting together as a single class. The provision stating that directors may be removed from office only for cause was eliminated.

The amendments to the Company’s Certificate of Incorporation were filed with the Secretary of State of the State of Delaware on May 8, 2019 and are attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting as described in the Company’s Proxy Statement filed on April 1, 2019, and the final voting results for each matter.

Proposal 1: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	304,470,707	5,879,774	973,277	23,961,676
Theodore H. Bunting, Jr.	308,713,833	1,688,571	921,354	23,961,676
Eric L. Butler	308,620,871	1,696,296	1,006,591	23,961,676
Aristides S. Candris	304,640,140	5,762,039	921,579	23,961,676
Wayne S. DeVeydt	235,279,173	75,066,461	978,124	23,961,676
Joseph Hamrock	308,388,762	2,145,317	789,679	23,961,676
Deborah A. Henretta	307,402,565	3,044,018	877,175	23,961,676
Michael E. Jesanis	306,310,615	4,079,759	933,384	23,961,676
Kevin T. Kabat	304,302,473	6,074,787	946,498	23,961,676
Carolyn Y. Woo	297,748,135	12,641,495	934,128	23,961,676

Each nominee, having received more votes in favor of his or her election than against election, was elected.

Proposal 2: Approval of Named Executive Officer Compensation on an Advisory Basis. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
301,370,377	8,684,240	1,269,141

There were 23,961,676 broker non-votes as to Proposal 2.

Proposal 2, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved on an advisory basis.

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2019. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
330,491,341	3,902,956	891,137

There were no broker non-votes as to Proposal 3.

Proposal 3, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved.

Proposal 4: Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
304,556,432	5,761,967	1,005,359

There were 23,961,676 broker non-votes as to Proposal 4.

Proposal 4, having received the affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock, was approved.

Proposal 5: Approval of an Amendment to the Certificate of Incorporation to Eliminate the Requirement of “Cause” for Removal of Directors. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
306,858,243	3,450,441	1,015,074

There were 23,961,676 broker non-votes as to Proposal 5.

Proposal 5, having received the affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock, was approved.

Proposal 6: Approval of Amended and Restated Employee Stock Purchase Plan to Increase the Number of Shares Available Under the Plan. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
307,418,934	3,125,040	779,784

There were 23,961,676 broker non-votes as to Proposal 6.

Proposal 6, having received the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was approved.

Proposal 7: Stockholder Proposal Reducing the Threshold Stock Ownership Requirement for Stockholders to Call a Special Stockholder Meeting from 25% to 10%. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
115,287,420	194,247,263	1,789,075

There were 23,961,676 broker non-votes as to Proposal 7.

Proposal 7, having failed to receive the affirmative vote of the holders of at least a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, was not approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of NiSource Inc. dated May 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 8, 2019	By:	/s/ John G. Nassos
John G. Nassos
Vice President, Deputy General Counsel and Corporate Secretary